UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2015

Microelectronics Technology Company

(Exact name of registrant as specified in its charter)

Nevada	001-32984	20-2675800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4264 Lady Burton Street Las Vegas, Nevada 89119	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 436-9382

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Effective October 6, 2015, the Company terminated the services of its principal independent auditor, Terry L. Johnson, CPA (the “Former Accountant”).

In the Former Accountant’s report on the Company’s financial statements for its fiscal year ended June 30, 2014, no adverse opinion or disclaimer of opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. The Former Accountant’s report on the Company’s financial statements for the year ended June 30, 2014, as reported in the Company’s Form 10-K/A that was filed with the Securities and Exchange Commission on November 3, 2014, contained a provision concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty.

The change in auditor was recommended, approved and ratified by the Company's Board of Directors.

Since the Company’s inception on April 11, 2011, through its most recent fiscal year ended June 30, 2014, and subsequent interim periods preceding this change of independent auditors, the Company is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company is not aware of any reportable events (as defined in Item 304(a)(iv) or (v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim periods preceding the dismissal of the Former Accountant.

On October 6, 2015, we received a letter from the Securities and Exchange Commission (the “SEC”) informing us that the SEC has taken action to suspend the Former Accountant’s privilege of appearing or practicing before the SEC on behalf of any publicly traded company or other entity regulated by the SEC.  A copy of the SEC’s action may be found at

http://www.sec.gov/litigation/admin/2015/33-9915.pdf.

We have requested the Former Accountant to furnish us with a letter addressed to the SEC stating whether he agrees with the above information.  The requested letter has not been received from the Former Accountant as of the date of the filing of this Current Report on Form 8-K, but upon receipt of that letter, we will file an amended Current Report on Form 8-K/A, with that letter attached as Exhibit 16.1.

As of the date of this Current Report on Form 8-K, we have not engaged the services of another independent auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company

By: /s/ Brett Everett
President

Date:  October 12, 2015

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